CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Harvey R. Blau, Chairman of the Board and Chief Executive Officer of Griffon Corporation, hereby certify that the Form 10-Q of Griffon Corporation for the period ended March 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Griffon Corporation.


                                                        /s/Harvey R. Blau
                                                     ------------------------
                                                     Name: Harvey R. Blau
                                                     Date  May 9, 2003


         I, Robert Balemian, President and Chief Financial Officer of Griffon Corporation, hereby certify that the Form 10-Q of Griffon Corporation for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Griffon Corporation.


                                                        /s/Robert Balemian
                                                     ------------------------
                                                     Name: Robert Balemian
                                                     Date: May 9, 2003


         These certifications are being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall they be deemed filed by Griffon Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906 has been provided to Griffon Corporation and will be retained by Griffon Corporation and furnished to the Securities and Exchange Commission or its staff upon request.